FINANCIAL INVESTORS TRUST

RiverFront Asset Allocation Income & Growth
RiverFront Asset Allocation Growth

SUPPLEMENT DATED JUNE 25, 2019 TO THE SUMMARY PROSPECTUSES AND PROSPECTUS
DATED FEBRUARY 28, 2019, AS SUPPLEMENTED JUNE 25, 2019, AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2019, AS SUPPLEMENTED FROM TIME TO TIME

At a meeting held on June 11-12, 2019, the Board of Trustees of Financial Investors Trust (the “Trust”) approved Agreements and Plans of Reorganization providing for the reorganization of RiverFront Asset Allocation Income & Growth and RiverFront Asset Allocation Growth, each a series of the Trust (each, a “Target Fund” and collectively, the “Target Funds”) into RiverFront Asset Allocation Moderate and RiverFront Asset Allocation Growth & Income, respectively, each a series of the Trust (each, an “Acquiring Fund”) (each, a “Reorganization” and collectively, the “Reorganizations”).

Shareholders of each Target Fund as of the close of business on July 12, 2019 will receive more information about such Target Fund’s Reorganization in a separate information statement. The Reorganizations do not require shareholder approval and therefore no action is being requested of shareholders. The closing date of the Reorganizations is expected to be on or about August 5, 2019 (the “Closing Date”).

As a result of the Reorganizations, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with an aggregate value equal to the aggregate value of their shares of the Target Fund held immediately prior to the Reorganization. After the Reorganizations are complete, the Target Funds will be liquidated and terminated. Each of the Reorganizations is expected to be a tax-free, therefore shareholders should not realize a tax gain or loss as a direct result of the Reorganization. The expenses incurred in connection with the Reorganizations will be paid by ALPS Advisors, Inc.

Purchases with respect to the Target Funds were permitted through the close of business on June 21, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE